SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 30, 1997

                           ComSouth Bankshares, Inc.
             (Exact name of registrant as specified in its charter)


        South Carolina                  0-19045               57-0853342
(State or other jurisdiction of        (Commission         (I.R.S. Employer
incorporation or organization)        File Number)       Identification No.)


        1136 Washington Street, Suite 200, Columbia, South Carolina 29201

              (Address of principal executive offices and zip code)

Registrant's telephone number, including area code (803) 343-2144

                                       N/A

         (Former name or former address, if changed since last report.)



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Item 5.  Other Events.

         This Current Report on Form 8-K is being filed for the purpose of updating the description of the Registrant's Common Stock set forth in the Registration Statement on Form 8-A, filed February 29, 1996 (Commission File No. 1-11641).

         On October 2, 1997, the Registrant's Board of Directors approved a three-for-two split of the Registrant's Common Stock pursuant to which one additional share will be issued for each two shares of common stock outstanding. In connection with the stock split, the Registrant has amended its articles of incorporation to increase from 50,000,000 to 75,000,000 the number of authorized shares of Common Stock. The record date for the stock split is October 15, 1997 and the payable date will be October 30, 1997. The Registrant has filed Articles of Amendment to its Articles of Incorporation to cause the increase in authorized shares to be effective on October 30, 1997.

Exhibits

3.1 Articles of Amendment to Registrant's Articles of Incorporation, filed October 15, 1997.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           COMSOUTH BANKSHARES, INC.
                                           -------------------------------------
                                                   (Registrant)


                                                Harry R. Brown
Date: October 15, 1997                      By:---------------------------------
                                                Harry R. Brown
                                                Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibits

3.1 Articles of Amendment to Registrant's Articles of Incorporation, filed October 15, 1997.